Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Reserves
Share purchase options	$ 24,381	$ 23,361
Restricted share units	7,929	8,859
Long-term investment revaluation reserve, net of tax	144,601	(95,723)
Total reserves	$ 176,911	$ (63,503)